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                                                              EXHIBIT 10.10

                        1997 PREMIUM PRICED STOCK OPTION PLAN

     The Company hereby adopts this 1997 Premium Priced Stock Option Plan of PacifiCare Health Systems, Inc., (the "Plan"), subject to shareholder approval. The purposes of this Plan are as follows:

          (1) To further the growth, development and financial success of the Company by providing additional incentives to certain of its officers who have been or will be given responsibility for the management or administration of the Company's business affairs.

          (2) To enable the Company to obtain and retain the services of the type of professional, technical and managerial personnel considered essential to the long-range success of the Company by providing and offering them an opportunity to become owners of capital stock.


                                     ARTICLE I
                                    DEFINITIONS

     Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary.

Section 1.1 - Board

     "Board" shall mean the Board of Directors of the Company.

Section 1.2 - Chief Financial Officer

     "Chief Financial Officer" shall mean the Chief Financial Officer of the Company.

Section 1.3 - Class A Common Stock

     "Class A Common Stock" shall mean the Class A Common Stock of the Company, par value $.01 per share.

Section 1.4 - Class B Common Stock

     "Class B Common Stock" shall mean the Class B Common Stock of the Company, par value $.01 per share.


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Section 1.5 - Code

     "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

Section 1.6 - Committee

     "Committee" shall mean the Committee of the Board of Directors of the Company as defined in Section 6.1 hereof.

Section 1.7 - Common Stock

     "Common Stock" shall mean either or both, as the context requires, the Class A Common Stock and the Class B Common Stock.

Section 1.8 - Company

     "Company" shall mean PacifiCare Health Systems, Inc., a Delaware corporation.

Section 1.9 - Director

     "Director" shall mean a member of the Board.

Section 1.10 - Employee

     "Employee" shall mean any employee (as defined in accordance with the Treasury Regulations and Revenue Rulings then applicable under Section 3401(c) of the Code) of the Company, or of any corporation which is then a Subsidiary or a consultant who is providing bona fide services to the Company, whether such employee is so employed, or such consultant is retained, at the time this Plan is adopted or becomes so employed or retained subsequent to the adoption of this Plan.

Section 1.11 - Exchange Act

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

Section 1.12 - Fair Market Value

     The "Fair Market Value" of a share of the Company's Common Stock on the date such determination is made shall mean: (i) the closing price of such share on the principal exchange on which the shares of Common Stock are then trading, if any, on such date, or, if shares of such stock were not traded on such date, then on the next preceding trading day during which a sale occurred; or (ii) if such stock is not traded on an exchange but is quoted on Nasdaq or a successor


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quotation system, (1) the last sales price (if the stock is then listed as a
National Market Issue under the NASD National Market System), or (2) the mean between the closing representative bid and asked prices (in all other cases) for the stock on such date as reported by Nasdaq or such successor quotation system; or (iii) if such stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the mean between the closing bid and asked prices for the stock on such date as determined in good faith by the Committee; or (iv) if the Company's Common Stock is not publicly traded, the fair market value established by the Committee acting in good faith.

Section 1.13 - Nasdaq

     "Nasdaq" shall mean the National Association of Securities Dealers Inc. Automated Quotation System.

Section 1.14 - Officer

     "Officer" shall mean an officer of the Company (including, without limitation, the Chairman and Vice Chairman of the Board) or any corporation which is then a Subsidiary, whether such Officer becomes an Officer at the time this Plan is adopted or subsequent to the adoption of the Plan.

Section 1.15 - Option

     "Option" shall mean a non-qualified stock option to purchase shares of the Class B Common Stock of the Company granted under this Plan.

Section 1.16 - Parent Corporation

     "Parent Corporation" shall mean any corporation in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company then owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Section 1.17 - Participant

     "Participant" shall mean an Officer who is selected by the Committee to receive an Option.

Section 1.18 - Plan

     "Plan" shall mean this 1997 Premium Priced Stock Option Plan.


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Section 1.19 - Pronouns

     The masculine pronoun shall include the feminine and neuter and the singular shall include plural, where the context so indicates.

Section 1.20 - Regulations

     "Regulations" shall mean final, temporary or proposed regulations promulgated under the Code.

Section 1.22 - Secretary

     "Secretary" shall mean the Secretary of the Company.

Section 1.23 - Subsidiary

     "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Section 1.24 - Termination of Employment

     "Termination of Employment" shall mean: (i) the time when the Participant ceases to be an Employee or Officer of the Company or a Subsidiary for any reason, including, but not limited to, a termination by resignation, discharge, death or retirement, and with respect to a Participant who becomes a consultant, the time when such consultant is no longer retained by the Company or any Subsidiary of the Company, but excluding terminations where there is a simultaneous reemployment or reappointment of the Participant as an Employee or Officer by the Company or a Subsidiary; or (ii) with respect to a Participant who is an Employee or Officer of a Subsidiary, the time when such Subsidiary ceases to be a Subsidiary of the Company. The Committee, in its absolute discretion, shall determine the effect of all other matters and questions relating to Termination of Employment, including, but not limited to, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment.


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                                    ARTICLE  II
                               SHARES SUBJECT TO PLAN

Section 2.1 - Shares Subject to Plan

     The shares of stock subject to Options shall be shares of the Company's Class B Common Stock. The aggregate number of such shares which may be subject to Options granted under the Plan shall be 2,400,000 shares of Class B Common Stock.

     The maximum number of Options available for grant to any Participant during any fiscal year shall not exceed 400,000, subject to adjustment as provided herein.

Section 2.2 - Changes in Company's Shares

     In the event that the outstanding shares of Class B Common Stock of the Company are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company, or (subject to Section 7.2 hereof) of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split, stock dividend or combination of shares, or in the event of extraordinary cash or non-cash dividends being declared with respect to outstanding shares of Class B Common Stock or similar transactions, proportionate adjustments shall be made by the Committee in the number and kind of shares which are subject to Options, including adjustments of the limitations contained herein on the maximum number and kind of shares which may be subject to Options under the Plan.


                                    ARTICLE  III
                                GRANTING OF OPTIONS

Section 3.1 - Eligibility

     Any Officer or key Employee of the Company or of any corporation which is then a Subsidiary shall be eligible to be granted Options, except as otherwise provided herein.

Section 3.2 - Granting of Options

     (a)  The Committee shall in its absolute discretion:

          (i) Determine which Officers or key Employee as in its opinion should be granted Options;


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          (ii)    Determine the number of shares to be subject to such Options granted to such selected Officer or key Employee;

          (iii) Determine the terms and conditions of such Options, consistent with the Plan.

     (b) Upon the selection of an Officer or key Employee to be granted an Option, the Committee shall, by resolution, set forth the terms and conditions of the Option, and instruct the Secretary or Chief Financial Officer to issue such Option.


                                    ARTICLE  IV
                                  TERMS OF OPTIONS

Section 4.1 - Option Price

     The exercise price per share of the shares subject to each Option shall be set by the Committee; provided, however, that the exercise price per share shall in all cases be greater than 100 percent of the Fair Market Value of such shares on the date such Option is granted.

Section 4.2 - Commencement of Exercisability

     (a) Except as the Committee may otherwise provide, no Option may be exercised in whole or in part during the first year after such Option is granted.

     (b) Subject to the provisions of Section 4.2(a), 4.2(c) and 7.2, Options shall become exercisable in two installments as follows:

          (i) The first installment shall consist of 50 percent of the shares covered by the Option and shall become exercisable if, within three years from October 6, 1997, the Class B Common Stock achieves a last reported sales price, as reported by Nasdaq, of at least $92.50 for 20 days (not necessarily consecutive) during any 12 month period.

          (ii) The second installment shall consist of the remaining 50 percent of the shares covered by the Option and shall become exercisable if, within five years from October 6, 1997, the Class B Common Stock achieves a last reported sales price, as reported by Nasdaq, of at least $114.00 for 20 days (not necessarily consecutive) during any 12 month period.

     (c) No portion of an Option which is unexercisable at Termination of Employment shall thereafter become exercisable.


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     (d)  The installments provided for in clause (b) shall be cumulative; each such installment which becomes exercisable pursuant to clause 4.2(b) shall remain exercisable until such installment becomes unexercisable under Section 4.3.

Section 4.3 - Expiration of Options

     (a) Fifty percent of the Options shall expire on October 6, 2000, if the $92.50 stock price is not achieved for 20 days (not necessarily consecutive) by such date.

     (b) The remaining 50 percent of the Options shall expire on October 6, 2002 if the $114.00 stock price is not achieved for 20 days (not necessarily consecutive) by such date.

     (c) No Option may be exercised to any extent by anyone after the first to occur of the following events:

          (i) The expiration of ten years and one day from the date the Option was granted;

          (ii) The expiration of one year from the date of Participant's Termination of Employment for any reason other than cause, including Participant's death or disability;

          (iii)   Participant's Termination of Employment for cause; or

          (iv)    The expiration of the Options pursuant to subsection (a) or
     (b) above.

     For purposes of this Section 4.3, "disabled" shall mean a medically determinable physical or mental impairment which has lasted or can be expected to last for a continuous period of not less than 12 months and which renders the Participant substantially unable to function as an Officer or Employee of the Company or a Subsidiary.

Section 4.4 - Employment of Participant

     Nothing in this Plan or in any stock option agreement shall confer upon any Participant any right to continue in the employ of, or be retained by the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and Subsidiaries, which are hereby expressly reserved, to discharge any Participant, or to terminate the services of any consultant, at any time for any reason whatsoever, with or without cause.


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                                      ARTICLE  V
                                 EXERCISE OF OPTIONS

Section 5.1 - Person Eligible to Exercise

     During the lifetime of the Participant, only he, his guardian, legal representative or other person approved by the Committee in its sole discretion and described in the terms of the agreements documenting such Option may exercise an Option granted to him, or any portion thereof. After the death of the Participant, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under Article IV or Section 7.2, be exercised by his personal representative or by any person empowered to do so under the deceased Participant's will or under the then applicable laws of descent and distribution.

Section 5.2 - Partial Exercise

     At any time and from time to time prior to the time when any Option or exercisable portion thereof becomes unexercisable under Article IV or Section 7.2, such Option or portion thereof may be exercised in whole or in part; provided, however, that the Company shall not be required to issue fractional shares and the Committee may, by the terms of the Option, require any partial exercise to be with respect to a specified minimum number of shares.

Section 5.3 - Manner of Exercise

     An Option, or portion thereof, may be exercised solely by delivery to the Chief Financial Officer or his office of all of the following prior to the time when such Option or such portion becomes unexercisable under Section 4.3 or
Section 7.2:

     (a) Notice in writing by the Participant or other person then entitled to exercise such Option or portion, stating that such Option or portion is exercised, such notice complying with all applicable rules established by the Committee;

     (b)  (i)     Full payment (in cash or by check) for the shares with respect to which such Option or portion is thereby exercised;

          (ii) With the consent of the Committee, shares of any Class of the Company's Common Stock owned by the Participant either duly endorsed for transfer to the Company or duly attested as to ownership with a Fair Market Value (as determinable under Section 1.12) on the date of delivery equal to the aggregate Option price of the shares with respect to which such Option or portion is thereby exercised (which shares shall be owned by the Participant for more than six months at the time they are delivered);


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          (iii)   With the consent of the Committee (and provided the use of the following procedure by a Participant would not violate Rule 16(b) under the Exchange Act), delivery to the Company of (x) irrevocable instructions to deliver the stock certificates representing the shares for which the Option is being exercised directly to a broker, and (y) instructions to the broker to sell such shares and promptly deliver to the Company the portion of the sole proceeds equal to the aggregate Option exercise price;

          (iv) With the consent of the Committee, any other form of cashless exercise permitted under Section 5.4 hereof; or

          (v) Any combination of the consideration provided in the foregoing subsections (i), (ii), (iii) and (iv).

     (c) Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and

     (d) In the event that an Option or portion thereof shall be exercised pursuant to Section 5.1 by any person or persons other than the Participant, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

Section 5.4 - Cashless Exercise Procedures

     The Company, in its sole discretion, may establish procedures whereby a Participant, subject to the requirements of Rule 16b-3 under the Exchange Act, Regulation T issued by the Board of Governors of the Federal Reserve System pursuant to the Exchange Act, federal income tax laws, and other federal, state and local tax and securities laws, can exercise an Option or a portion thereof without making a direct payment of the Option price to the Company. If the Company so elects to establish a cashless exercise program, the Company shall determine, in its sole discretion and from time to time, such administrative procedures and policies as its deems appropriate and such procedures and policies shall be binding on any participant wishing to utilize the cashless exercise program.

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Section 5.5 - Conditions to Issuance of Stock Certificates

     The shares of stock issuable and deliverable upon the exercise of an Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

     (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

     (b) The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary and advisable;

     (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable;

     (d) The payment to the Company of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option; and

     (e) The lapse of such reasonable period of time following the exercise of the Option as the Committee may establish from time to time for reasons of administrative convenience.

Section 5.6 - Rights as Stockholders

     The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares receivable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

Section 5.7 - Transfer Restrictions


     The Committee, in its absolute discretion, may impose such restrictions on the transferability of the shares receivable upon the exercise of an Option, as it deems appropriate. Any such restriction shall be set forth in the respective stock option agreement and may be referred to on the certificates evidencing such shares.


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                                     ARTICLE VI
                                   ADMINISTRATION

Section 6.1 - Duties and Powers of Committee

     (a) The Plan shall be administered by a committee of the Board consisting of two or more members of the Board, selected by the Board, all of which members may be both a "Non-Employee Director" as defined in Rule 16b-3(b)(3) (or any successor provision) promulgated under the Exchange Act, and an "Outside Director" as defined for purposes of Section 162(m) (or any successor provision) of the Code and the Regulations promulgated thereunder. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Options and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules.

     (b) No Option granted hereunder shall be exercisable unless and until evidenced by a written stock option agreement, which shall be executed by the participant and an authorized Officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with the Plan. Each such agreement shall expressly incorporate by reference the provisions of this Plan (a copy of which shall be made available for inspection by the Participant during normal business hours at the principal office of the Company) and shall state that in the event of any inconsistency between the provisions hereof and the provisions of such agreement, the provisions of this Plan shall govern.

Section 6.2 - Majority Rule

     The Committee shall act by a majority of its members in office. The Committee may act either by vote at a meeting or by a memorandum or other written instruments signed by a majority of the Committee.


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Section 6.3 - Compensation; Professional Assistance; Good Faith Actions

     Members of the Committee shall not receive compensation for their services as members but all expenses and liabilities they incur in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and its Officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Participants, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options and all members of the Committee shall be fully protected by the Company in respect to any such action, determination or interpretation.


                                    ARTICLE VII
                              MISCELLANEOUS PROVISIONS

Section 7.1 - Adjustments in Outstanding Options

     In the event that the outstanding shares of the stock subject to Options are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company or (subject to Section 7.2 hereof) of another corporation by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split, stock dividend or combination of shares, or in the event of extraordinary cash or non-cash dividends being declared with respect to outstanding shares of Common Stock or similar transactions, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding Options, or portions thereof then unexercised, shall be exercisable, to the end that after such event the Participant's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding Option or the unexercised portion of an Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in the exercise price per share, provided, however, that each such adjustment shall be made in such manner as not to constitute: (i) a "material modification" to any Option intended to qualify for treatment as an "existing binding contract" in each case within the meaning of
Section 162(m)(4)(D) of the Code; or (ii) a cancellation and reissuance of a non-qualified stock option for purposes of 162(m) of the Code, or the Regulations promulgated thereunder, to the extent that such reissuance would result in the grant of such Options in excess of the maximum permitted to be granted to any Participant in any fiscal year. Any such adjustment made by the Committee shall be final and binding upon all Participants, the Company and all other interested persons.


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Section 7.2 - Merger, Consolidation, Acquisition, Liquidation or Dissolution

     a. Notwithstanding anything to the contrary in Section 4.2(a), Section 4.2(b) or any vesting provisions of any Option, any outstanding under the Plan which has been held for at least six months shall become exercisable immediately
upon the effective date of a "Change of Control."   As used in this Section 7.2,
the term "Change of Control" shall mean the occurrence of any of the following:
(i) a business combination effectuated through the merger or consolidation of the Company with or into another entity where the Company is not the Surviving Organization; (ii) any business combination effectuated through the merger or consolidation of the Company with or into another entity where the Company is the Surviving Organization and such business combination occurred with an entity whose market capitalization prior to the transaction was greater than 50 percent of the Company's market capitalization prior to the transaction; (iii) the sale in a transaction or series of transactions of all or substantially all of the Company's assets; (iv) any "person" or "group" (within the meaning of Sections 13(d) and 14(d) of the Exchange Act) other than UniHealth, a California non-profit public benefit corporation ("UniHealth"), acquires beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act), directly or indirectly, of 20 percent or more of the voting common stock of the Company and the beneficial ownership of the voting common stock of the Company owned by UniHealth at that date is less than or equal to the beneficial ownership interest of voting securities attributable to such other person or group; (v) a dissolution or liquidation of the Company; or (vi) the Company ceases to be subject to the reporting requirements of the Exchange Act as a result of a "going private transaction" (within the meaning of the Exchange Act). For purposes hereof, "Surviving Organization" shall mean any entity where the majority of the members of such entity's board of directors are persons who were members of the Company's board of directors prior to the merger, consolidation or other business combination, and the senior management of the surviving entity includes all of the individuals who were the Company's executive management (the Company's chief executive officer and those individuals who report directly to the Company's chief executive officer) prior to the merger, consolidation or other business combination and such individuals are in at least comparable positions with such entity.

     b. The Committee may make such determinations and interpretations and adopt such rules and conditions as it, in its absolute discretion, deems appropriate in connection with a Change in Control and acceleration of exercisability. All such determinations and interpretations by the Committee shall be conclusive.

     c. Each Participant shall receive at least 10 days' notice prior to the effective date of the Change of Control that their Options will be exercisable upon the effective date of the Change of Control, and the officers of the Company shall make adequate provisions to permit all Participants to exercise their Options as of the effective date of the Change of Control.


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Section 7.3 - Options Not Transferable

     Except as otherwise provided by the Committee, no Option or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Participant or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy) and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 7.3 shall prevent transfers by will or by the applicable laws of descent and distribution or by other methods to any approved person pursuant to Section 5.1.

Section 7.4 - Withholding Tax Liability

     (a) A holder of an Option granted hereunder may elect to deliver shares to the Company or have the Company withhold shares otherwise issuable upon the exercise of an Option in order to satisfy federal and state withholding tax liability (a "share withholding election"), provided: (i) the Board or, if so designated, the Committee, shall not have revoked its advance approval of the holder's share withholding election; and (ii) the share withholding election is made on or prior to the date on which the amount of withholding tax liability is determined (the "Tax Date").

     (b) A share withholding election shall be deemed made when written notice of such election, signed by the holder of the Option, has been delivered or transmitted by registered or certified mail to the Secretary or Chief Financial Officer of the Company at its then principal office. Delivery of said notice shall constitute an irrevocable election to have shares withheld.

     (c) Upon exercise of an Option by a holder, the Company shall transfer the total number of shares of Class A Common Stock or Class B Common Stock of the Company subject to the Option to the holder on the date of exercise, less any shares the holder elects to withhold.

Section 7.5 - Amendment, Suspension or Termination of the Plan

     The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board, but no amendment may be effective that is not subject to the approval of the stockholders of the Company if stockholder approval would be required under
Section 162(m) of the Code, or any other law or rule of any governmental authority, stock exchange or other self-regulatory organization to which the Company is subject. Neither the amendment, suspension nor termination of the Plan shall, without the consent of the holder of an Option, impair any rights or obligations under any Option heretofore granted. No Option may be granted during any period of suspension nor after termination of the Plan, and in


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no event may any Option be granted under this Plan after the expiration of ten years from the date the Plan is approved by the Company's stockholders under
Section 7.6. The Committee may amend or otherwise modify any Option (either individually or as a group) from time to time, but no amendment or modification shall, without the consent of the holder of such Option, impair any rights or obligations of such Option.

Section 7.6 - Approval of Plan by Stockholders

     The Plan will be submitted for the approval of the Company's stockholders within 12 months after the date of the Board's initial adoption of the Plan and as determined necessary or desirable for actions taken pursuant to Section 7.5. Options may be granted prior to such stockholder approval; provided, however, that such Options shall not be exercisable prior to the time when the Plan is approved by the stockholders; provided further, that if such approval has not been obtained at the end of said 12 month period, all Options previously granted under the Plan shall thereupon be cancelled and become null and void.

Section 7.7 - Effect of Plan Upon Other Incentive and Compensation Plans

     The adoption of this Plan shall not affect any other compensation or incentive plan in effect for the Company or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company or any Subsidiary:

          (i) to establish any other forms of incentives or compensation for Officers or Employees of the Company or any Subsidiary; or

          (ii) to grant or assume Options otherwise than under this Plan in connection with any proper corporate purpose, including, but not limited to, the grant or assumption of options or stock appreciation rights in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

Section 7.8 - Titles

     Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.


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